Exhibit 99.1

Investor Presentation Fourth Quarter 2012 www.inlandrealestate.com NYSE: IRC April 15, 2013

IRC SNAPSHOT Source: Company filings. Data based on total portfolio as of 12/31/12 Includes one non-retail property and retail properties in unconsolidated joint ventures at 100 percent; excludes development JVs and non-owned, managed IPCC JV properties; $2B in assets based on full purchase price acquisition value. Includes pro rata share of debt related to unconsolidated joint ventures as of 12/31/12. Inception 1994; self administered/managed as of 2000; listed on NYSE June 2004 Target Central United States 157 shopping centers and single-tenant retail properties1 15.2 million SF of gross leasable area under management1 $2 billion in asset acquisition value1 $1.8 billion total market capitalization2 78% of SF in infill trade areas in Chicago & Minneapolis MSAs

INVESTMENT HIGHLIGHTS Notes: (1) Dividend rate and yield as of 2/22/13; payout ratio is for 12 months ended 12/31/12. (2) IRC-PGGM joint venture upsized October 2012 to provide for acquisition of $400 M of additional shopping centers within select markets in Midwestern U.S.

STRATEGIC OBJECTIVES Notes: Guidance information current as of 4Q12 earnings release dated 2/21/13. (1) Based on current pool of assets targeted for sale.

HIGH QUALITY, STABLE PORTFOLIO (1) Notes: Data based on total portfolio as of 12/31/12. Excludes properties held in the joint venture with IPCC. Total Portfolio GLA by Property Type Total Portfolio Annual Base Rent by Retailer Type Community 21% Neighborhood 27% Power 38% Lifestyle 4% Single Tenant 10% National Retailers 72% Regional Retailers 3% Local Retailers 25%

DIVERSIFIED TENANT BASE

- No single tenant comprises more than 4.01% of total portfolio annual base rent
- IRC's top three tenants are the leading grocers in their respective markets

Total Portfolio Major Tenant Summary (1% or More of Annual Base Rent) as of 12/31/12 [1] Proforma Sale of Jewel-Osco to AB Acquisitions, LLC (Cerberus subsidiary)					
Tenant Name	# Stores	% of Annual Base Rent	% of Total SF	Long-term S&P Rating	Long-term Moody's Rating
Roundy's [2]	9	4.01%	4.10%	N/A	N/A
AB Acquisitions, LLC (Jewel)	11	3.97%	4.73%	N/A	N/A
Supervalu, Inc. (Cub Foods)	9	3.73%	3.87%	B+	B3
Safeway (Dominick's Finer Foods)	7	3.43%	3.27%	BBB	Baa3
TJX Companies, Inc. [3]	18	3.31%	3.89%	A	A3
Best Buy [4]	7	2.94%	1.96%	BB	Baa2
Carmax	2	2.26%	1.28%	N/A	N/A
Bed Bath & Beyond	11	1.96%	2.34%	BBB+	N/A
PetSmart	10	1.77%	1.65%	BB+	N/A
Michael's	9	1.51%	1.42%	B	B2
Kroger (Food 4 Less)	4	1.48%	1.80%	BBB	Baa2
Ascena Retail Group [5]	27	1.44%	1.10%	BB-	Ba2
Retail Ventures, Inc. (DSW)	5	1.33%	0.81%	N/A	N/A
Dick's Sporting Goods [6]	4	1.24%	1.58%	N/A	N/A
The Gap [7]	11	1.15%	1.11%	BB+	Baa3
Dollar Tree [8]	20	1.11%	1.39%	N/A	N/A
The Sports Authority	3	1.07%	0.92%	B-	B3
Total	**167**	**37.71%**	**37.22%**		

Notes: Based on total portfolio @ 12/31/12, excludes assets held in IPCC JV, proforma sale of Jewel to AB Acquisitions , LLC (Cerberus. subsidiary). Ratings :crmz.com as of 4/2013.

(1) Annualized rent includes joint venture partners' pro rata share.
(2) Includes Rainbow-5, Pick 'N Save-2, Super Pick 'N Save-1, Metro Market-1
(3) Includes TJ Maxx-6, Marshalls -11, Home Goods-1
(4) Includes Bed Bath & Beyond-7, BuyBuy Baby-3, World Market-1
(5) Includes Justice-5, Dress Barn-7, Maurice's-6, Lane Bryant-5, Fashion Bug-1, Catherine's-2
(6) Includes Dick's Sporting Goods-3, Golf Galaxy-1
(7) Includes Old Navy-9,The GAP-1, The Gap Factory-1
(8) Includes Dollar Tree -19,Deal$-1

6
Inland Real Estate Corporation

STRONG MARKET DEMOGRAPHICS MEDIAN 3-MILE HOUSEHOLD INCOME AVERAGE 3-MILE POPULATION IRC data source: Claritas 3-mile data as of 2011 (2012 data not yet available). IRC statistics include retail properties in the total portfolio and are weighted by SF (GLA ). Peer data source: ISI, based on 2011 demographic data and weighted by SF. 135,000 130,300 102,600 97,400 95,200 89,400 86,200 74,600 67,000 FRT AKR WRI KIM EQY IRC REG RPAI DDR $73,200 $69,200 $67,400 $57,900 $57,600 $57,000 $55,200 $54,600 $53,500 FRT REG IRC AKR RPAI KIM EQY DDR WRI

PRIMARY MARKETS Greater Chicago and Minneapolis-St. Paul Metro Areas . Sources: CB Richard Ellis : Cap rate information from CBRE Cap Rate Survey August 2012. IRC Chicago Metro Portfolio IRC Minneapolis-St. Paul Metro Portfolio MSA # of Retail Properties Total Retail GLA (MM) % of Retail Portfolio Chicago MSA 85 9,065,420 60.3% Minneapolis MSA 26 2,721,902 18.1% Other Markets 45 3,241,617 21.6% Total 156 15,028,939 100.0% IRC Market Summary @ 12/31/12 (Total Portfolio)

Assets: DOMINANT REIT IN PRIMARY MARKETS Based on retail SF and number of assets. Data includes shopping centers plus single tenant retail properties with JVs at 100%. IRC data based on total portfolio as of 12/31/12. Peer data: owned retail GLA with JVs reflected at 100% regardless of REIT’s actual ownership percentage, as of 6/30/12 per SNL. MINNEAPOLIS-ST. PAUL MSA CHICAGO MSA 9,065 3,369 2,365 2,218 1,117 752 405 304 240 2,722 1,370 1,108 675 IRC 85 KIM 30 DDR 7 REG 17 RPAI 6 FRT 4 RPT 3 WRI 1 KRG 3 IRC 26 DDR 3 KIM 5 REG 5 G r o s s L e a s a b l e A r e a ( S F i n T h o u s a n d s )

Year over year change impacted by substantially lower real estate tax expense recorded in 4Q11 as result of accrual true up . Seven consecutive quarters of growth in consolidated same store NOI as of 3Q12; 4Q12 impacted by real estate tax adjustments in prior year Increases in same store NOI achieved through aggressive leasing and asset repositioning initiatives CONSOLIDATED PORTFOLIO SAME STORE NOI (% CHANGE) INTERNAL GROWTH Consolidated Same Store Net Operating Income (NOI) Sources: SNL Financial and company filings. Peer average includes for the years in which information was available AKR, CDR, DDR, EQY, FRT, KIM, KRG, REG, RPT and WRI. 1.8% 5.7% 3.5% 8.7% 5.7% 4.2% 5.5% - 0.9% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 IRC Peer Average

 Eighth consecutive quarter of positive spreads on new leases as of 4Q12 & continued positive leasing spreads on renewals Reflects strength of locations & more level playing field with regard to lease negotiations TOTAL PORTFOLIO RENT SPREADS ON NEW AND RENEWAL LEASES (AVERAGE BASE RENTS) INTERNAL GROWTH Positive Leasing Spreads + 6.4% + 17.5% + 8.2% + 5.2% + 5.3% + 8.6% + 39.7% +7.4% + 8.2% + 2.9% + 14.0% + 11.0% + 3.4% + 5.1% + 11.0% + 2.7% $13.65 $10.56 $10.51 $11.56 $12.19 $11.35 $14.11 $10.66 $13.86 $13.83 $15.95 $14.52 $13.25 $11.32 $13.96 $11.57 $14.35 $10.91 $11.67 $12.51 $12.55 $12.19 $15.01 $12.52 $14.59 $15.02 $17.26 $15.29 $15.10 $15.81 $14.35 $12.84 1Q11 Renewals 1Q11 New 2Q11 Renewals 2Q11 New 3Q11 Renewals 3Q11 New 4Q11 Renewals 4Q11 New 1Q12 Renewals 1Q12 New 2Q12 Renewals 2Q12 New 3Q12 Renewals 3Q12 New 4Q12 Renewals 4Q12 New Former Average Base Rent Per SF New Average Base Rent Per SF

Asset Redevelopment Projects – Case Studies: Cost ROC 1 Before After Crystal Point Crystal Lake, IL Replaced vacant restaurant with multi-tenant outlot building;100% leased to Five Guys, Pot Belly’s & Starbucks Completed 2012 $ 1.6 M 12.2% Salem Square Countryside, IL Repositioning & multi-tenant outlot addition Completed 2011 $ 2.9 M 25.5% Shops of Plymouth Town Center Plymouth, MN Added 16,500 SF of GLA with construction of multi-tenant outlot building;100% leased to 4 new tenants Completed 2009 $ 3.1 M 11.2% Notes: (1) Return on cost (ROC) is based on new capital and related leasing VALUE CREATION Redevelopment Track Record

VALUE CREATION

Repositioning/Redevelopment Projects In Process

Increased number of repositioning/redevelopment projects planned for 2013

- Plan to take out of service ~350,000 SF in 2013; scheduled to come back on line in 2014
- Expect to invest ~$21M in six projects already underway
- Anticipated annual return on cost (ROC) on six projects: 15.0% [1]

Property	Value-Add Initiative	Cost	ROC [1]	Est. Completion
Bally's, St. Paul, MN	Reposition former Bally's to multi-tenant charter school & swim school	$ 1.4 M	15.8%	2013
Rivertree Court, Niles, IL	2 phases: theater conversion & GLA expansion for new tenant Gordmans; reposition former Office Depot space with Ross, former Old Country Buffet with Pier One; former Ulta with Shoe Carnival	$11.0 M	15.4%	2011 / 2013
Diffley Marketplace, Eagan, MN	Add multi-tenant outlot and single-tenant outlot	$ 2.9 M	12.0%	2014
Dunkirk Square, Maple Grove, MN	Add multi-tenant outlot	$ 1.8 M	12.7%	2014
Lansing Square, Lansing, IL	Sell portion of property to national discount retailer for development of super store; redevelop remainder of property to add 30K SF for junior anchor	$ 1.5 M	13.8%	2014
Aurora Commons, Aurora, IL	Reposition Jewel store for multi-tenant apparel/discount retailers	$ 2.6 M	19.0%	2014
TOTAL ASSET IMPROVEMENT PROJECTS IN PROCESS:		***$21.2 M***	***15.0%***	

Notes: (1) Return on cost (ROC) is based on projected new capital and related leasing

13
Inland Real Estate Corporation

SUCCESSFUL BUSINESS MODEL

Acquire critical mass of properties in target markets

- Market concentration facilitates multiple lease signings for retailer market launches, expansions and relocations

Cluster assets within key submarkets

- Provides leasing flexibility & management efficiencies, including pricing power with vendors

Locate on the "best corner"

- Premier locations within primary markets make IRC assets highly attractive to retailers
- Leased occupancy rates of IRC portfolios in primary markets are consistently higher than overall rates for those MSAs

Total Portfolio Leased Occupancy @ 12/31/12			
MSA	IRC Portfolio Occupancy	MSA Average Occupancy	IRC Variance to MSA
Chicago MSA	92.5%	91.3%	+ 120 bps
Minneapolis MSA	96.6%	92.2%	+ 440 bps

Replicate business model in additional markets

Sources: CB Richard Ellis : MSA average occupancy from CBRE MarketView Fourth Quarter 2012.

Notes: IRC market summary & MSA portfolio occupancy rates exclude non-retail properties & development JVs; based on IRC's pro-rata share of properties in unconsolidated JVs.

14
Inland Real Estate Corporation

DISCIPLINED INVESTMENT STRATEGY Silver Lake Village (St. Anthony, MN) Westgate (Fairview Park, OH) Stone Creek (Cincinnati, OH)

JOINT VENTURE GROWTH STRATEGIES Diversify Capital Resources + Expand Platform + Drive Growth Notes: (1) Excludes Algonquin Commons which was consolidated in 2010.

$3.4 MM $3.3 MM $1.5 MM $4.6 MM $3.5 MM $5.9 MM $1.0 MM $1.2 MM $1.7 MM $1.9 MM $2.7 MM $2.0 MM JOINT VENTURE FEE INCOME Total joint venture fee income compound annual growth rate 23% (2006-2012) IPCC venture: generated ~$16.6 MM of acquisition & property management fee income 2006-20121 NYSTRS JV: provided ~$8.3 MM of fee income 2006-2012 1 PGGM JV: provided ~$3.0 MM of fee income 2010-2012 1 Notes: Amounts may not foot due to rounding issues (1) Property management JV fee income includes asset management and leasing commissions. (2) Not included in this analysis are immaterial fees earned from managing development joint ventureS. TOTAL JV FEE INCOME PROPERTY MANAGEMENT JV FEE INCOME ONLY $27.9 MM $ 14.6 MM $5.7 MM $4.1 MM NYSTRS IPCC PGGM $1.0 $1.0 1.4 $1.2 $1.2 $1.1 $1.1 $0.2 $0.3 $0.7 $0.6 $0.9 $1.1 $0.2 $0.7 $1.9 2006 2007 2008 2009 2010 2011 2012 $1.3 $1.0 1.4 $1.2 $1.2 $1.1 $1.1 $0.2 $2.4 $3.2 $2.1 $2.1 $4.0 $2.6 $0.2 $0.8 $2.0 2006 2007 2008 2009 2010 2011 2012

As of 12/31/2012; acquisitions are shown on positive axis & include sold core properties and properties acquired through unconsolidated joint ventures at 100 percent; acquisitions exclude IPCC JV acquisitions that were completed with no equity contribution from IRC; dispositions are shown on negative axis & exclude sold IPCC JV assets. Acquisition value represents full purchase price, including potential earn-outs. IRC has been an active acquirer of assets for our own balance sheet and through joint ventures Over half of core asset acquisitions have been principal to principal transactions; typically get best pricing in private deals IRC/NYSTRS/PGGM Acquisitions IPCC Acquisitions Dispositions $278.1 $111.2 $238.3 $314.8 PORTFOLIO TRANSACTION HISTORY (1) TRANSACTION HISTORY Consolidated & Joint Ventures $17.8 $77.4 $181.8 $365.8 $298.3 $43.3 $3.3 $207.2 $78.0 $75.3 $143.8 $150.1 $181.4 $2.4 $8.4 $12.0 $24.6 $6.2 $15.7 $29.6 $14.8 $6.6 $17.7 $8.2 $19.7 ($50) ($25) $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Dispositions/Acquisitions ($MM)

BALANCE SHEET OBJECTIVES Substantial Progress In 2012

$402.9 $82.0 $61.1 $224.4 Secured Debt Term Loan - Bank Group Term Loan - Wells Fargo CONSOLIDATED DEBT AS OF 12/31/12 CONSOLIDATED DEBT AS OF 12/31/11 CONSOLIDATED DEBT MATURITIES Extended & Re-Balanced Debt Maturity Profile $115.0 Notes: Secured debt includes principal amortization through maturity. Consolidated debt as of 12/31/12 includes $90.2MM of secured debt for Algonquin Commons in 2013. $14.8 $143.7 $20.2 $50.2 $11.1 $70.3 $14.3 $105.0 $52.8 $19.9 $35.0 $49.4 $70.3 $65.2 $14.7 $29.2 $29.2 $150.0 $175.0 $50.0 $50.0 $80.0 $80.0 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Line of Credit Convertible Notice $ in Millions

EXPERIENCED LEADERSHIP TEAM

SENIOR MANAGEMENT TEAM AVERAGES 24+ YEARS REAL ESTATE EXPERIENCE

Management	***Inland Tenure***	***Background / Experience***
Mark Zalatoris President & CEO	27 yrs.	Appointed president & CEO April 2008; EVP & COO 2004-2008; SVP & CFO 1994-2004; extensive knowledge of portfolio
Brett Brown Executive Vice President & Chief Financial Officer	9 yrs. (15 yrs. at Great Lakes REIT)	Extensive capital markets & public company reporting experience; former Great Lakes REIT SVP, Financial Reporting
Scott Carr EVP & Chief Investment Officer, IRC; President, Inland Commercial Property Management Inc. (IRC subsidiary)	25 yrs.	Has overseen property management operations since 1994; strong retailer relationships
William Anderson Senior Vice President, Transactions	26 yrs.	Skilled at analyzing, negotiating retail center acquisitions & dispositions
Board of Directors		
Thomas D'Arcy Chairman of the Board (non-executive, independent)	8 yrs. as IRC independent director; former audit committee member (28+ yrs. in commercial real estate industry)	CEO American Realty Capital Healthcare Trust; formerly President & CEO Grubb & Ellis and CEO of a publicly traded, Midwest-focused shopping center REIT

21
Inland Real Estate Corporation

IRC TODAY

FORWARD-LOOKING STATEMENTS Certain statements in this presentation constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012 as may be updated or supplemented by our Form 10-Q filings. These factors include, but are not limited to: market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and other factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.